Exhibit 10.21(o)

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FOURTH AMENDMENT TO AMENDED AND RESTATED

INVENTORY FINANCING AGREEMENT

THIS FOURTH AMENDMENT (the “Amendment”) dated this 29th day of August, 2014, is to that certain Amended and Restated Inventory Financing Agreement entered into by and among GE Commercial Distribution Finance Corporation (“CDF”) and the undersigned Dealers (each, individually, a “Dealer” and, collectively, “Dealers”) dated June 28, 2013 (as amended, supplemented or otherwise modified form time to time, the “Financing Agreement”).

WHEREAS, the parties hereto desire to amend the Financing Agreement in certain respects;

NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1. Exhibit A of the Financing Agreement is hereby amended and restated in its entirety in form and substance as set forth in Exhibit A hereto.

2. Section 1(b) of the Financing Agreement is hereby amended to replace “two hundred five million dollars ($205,000,000.00)” with “two hundred thirty-five million dollars ($235,000,000.00),” as the “Maximum Credit Amount” defined therein.

3. Section 1(c) of the Financing Agreement is hereby deleted in its entirety and replaced with the following:

Pre-Owned Inventory Advances and Sublimits. Subject to the overall Maximum Credit Amount set forth above and the terms and conditions of this Agreement, on and after the date hereof (the “Closing Date”), CDF agrees to make cash advances to Dealers with respect to pre-owned units of inventory; provided that such cash advances shall not exceed the Pre-Owned Inventory Sublimit and must comply with the pre-owned inventory advance terms set forth herein. Regardless of the amount of credit available to Dealers under the Maximum Credit Amount hereunder, CDF shall not provide extensions of credit to Dealers in excess of forty-five million dollars ($45,000,000.00) with respect to used or pre-owned inventory (the “Pre-Owned Inventory Sublimit”). Within such Pre-Owned Inventory Sublimit, (A) any advances with respect to units with applicable valuations of five hundred thousand dollars ($500,000.00) or more shall require unit specific documentation (including an advance request form), (B) CDF will not advance Dealers more than thirty-five million dollars ($35,000,000.00) of such Pre-Owned Inventory Sublimit for used or pre-owned inventory with applicable valuations of less than five hundred thousand dollars ($500,000.00) (the “Other Pre-Owned Sublimit”), and (C) CDF will not advance Dealers more than twenty million dollars ($20,000,000.00) of such Pre-Owned

KCP-4504921-5

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Inventory Sublimit for used or pre-owned inventory with applicable valuations of five hundred thousand dollars ($500,000.00) or more (the “Specific Pre-Owned Sublimit”).

4. Section 5(b)(viii) of the Financing Agreement is hereby amended to replace “eight million dollars ($8,000,000.00)” with “nine million dollars ($9,000,000.00),” as used therein.

5. Section 17 of the Financing Agreement is hereby amended to replace “June 28, 2016” with “August 29, 2017,” as used therein.

6. Each reference in the Financing Agreement, [****], the Program Terms Letter, and any other document, instrument or agreement related thereto or executed in connection therewith (collectively, the “Documents”) to the Financing Agreement shall be deemed to refer to the Financing Agreement as amended by this Amendment. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

7. Each Dealer hereby ratifies and confirms the Financing Agreement, as amended hereby, and each other Document executed by such Dealer in all respects.

8. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their participants, successors and assigns.

9. This Amendment may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Amendment may be executed by any party to this Amendment by original signature, facsimile and/or electronic signature.

KCP-4504921-5

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

MARINEMAX, INC.

By:
Name:
Title:

MARINEMAX EAST, INC.

By:
Name:
Title:

MARINEMAX SERVICES, INC.

By:
Name:
Title:

MARINEMAX NORTHEAST, LLC

By:
Name:
Title:

BOATING GEAR CENTER, LLC

By: MARINEMAX EAST, INC., the sole member of Boating Gear Center, LLC

KCP-4504921-5

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

By:
Name:
Title:

US LIQUIDATORS, LLC

By:
Name:
Title:

NEWCOAST FINANCIAL SERVICES, LLC

By:
Name:
Title:

MY WEB SERVICES, LLC

By: MARINEMAX, INC., the sole member of My Web Services, LLC

By:
Name:
Title:

MARINEMAX CHARTER SERVICES, LLC

By: MARINEMAX EAST, INC., the sole member of MarineMax Charter Services, LLC

By:
Name:
Title:

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

KCP-4504921-5

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

By:
Name:
Title:

KCP-4504921-5

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Exhibit A

Existing Vendors

Vendors	Brand	Restrictions
Tracker Marine, L.L.C.	BASS TRACKER
Brunswick Corporation or affiliates thereof	BAYLINER
Brunswick Corporation or affiliates thereof	BOSTON WHALER
Brunswick Corporation or affiliates thereof	CABO YACHTS
Contender Boats, Inc.	CONTENDER
Crest Marine, LLC	CREST
Grady-White Boats, Inc.	GRADY-WHITE
Brunswick Corporation or affiliates thereof	HARRIS FLOTEBOTE
Brunswick Corporation or affiliates thereof	HATTERAS
Brunswick Corporation or affiliates thereof	LAGUNA
Tracker Marine, L.L.C.	MAKO
Malibu Boats, LLC	MALIBU AND AXIS
Brunswick Corporation or affiliates thereof	MERCURY
Brunswick Corporation or affiliates thereof	MERIDIAN
Brunswick Corporation or affiliates thereof Seminole Marine, Inc.	PRINCECRAFT SAILFISH
Scout Boats, Inc.	SCOUT
Brunswick Corporation or affiliates thereof	SEA RAY
Correct Craft, Inc. Brunswick Corporation or affiliates thereof	SKI NAUTIQUE TROPHY SPORTFISHING
Zodiac of North America, Inc.	ZODIAC
Sea Hunt boat Manufacturing Company, Inc.	SEA HUNT
Azimut Bennetti Group	AZIMUT AND ATLANTIS
PBH Marine Group, LLC	SCARAB
Hangzhou Sino Eagle Yacht Co., Ltd.	AQUILA

Trailer Vendors:
EZ Loader Boat Trailers, Inc. EZ Loader Custom Boat Trailers, Inc.	EZ LOADER
Knight Bros., Inc.	HERITAGE
Karavan Trailers, Inc.	KARAVAN
Magic Tilt Trailers Inc.	MAGIC TILT
Mcclain Trailers, Inc.	MCCLAIN
Northeast Marine Industries, Inc.	NORTHEAST
Roadrunner Trailers of Texas, Inc.	ROADRUNNER TRAILER
Lippert Components, Inc.	ZIEMAN
BoatMate Trailers, LLC.	BOATMATE

Heritage Trailers, LLC	HERITAGE
Load Rite Trailers, LLC	LOADRITE
Marine Master Trailers, LLC	MARINE MASTER
Phoenix Trailers, LLC	PHOENIX
Ram-Lin Custom Trailers, Inc	RAM-LIN

KCP-4504921-5